MASTER CUSTODY AGREEMENT

                                    EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master Custody Agreement dated as of February 16, 1996.
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INVESTMENT COMPANY               ORGANIZATION         SERIES --- (IF APPLICABLE)
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
Franklin California Tax-Free     Delaware Statutory
Income Fund                      Trust

Franklin California Tax-Free     Delaware Statutory   Franklin California Insured Tax-Free Income Fund
Trust                            Trust                Franklin California Intermediate-Term Tax-Free Income Fund
                                                      Franklin California Limited-Term Tax-Free Income Fund
                                                      Franklin California Tax-Exempt Money Fund


Franklin Capital Growth Fund     Delaware Statutory
                                 Trust


Franklin Custodian Funds, Inc.   Delaware Statutory   Franklin Dynatech Fund
                                 Trust                Franklin Growth Fund
                                                      Franklin Income Fund
                                                      Franklin U.S. Government Securities Fund
                                                      Franklin Utilities Fund


Franklin Federal Tax- Free       Delaware Statutory
Income Fund                      Trust

Franklin Floating Rate Master    Delaware Statutory   Franklin Floating Rate Master Series
Trust                            Trust
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INVESTMENT COMPANY                  ORGANIZATION     SERIES --- (IF APPLICABLE)
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Franklin Global Trust           Delaware Statutory   Fiduciary Large Capitalization Growth and Income Fund
                                Trust                Fiduciary Small Capitalization Growth and Income Fund
                                                     Franklin Global Real Estate Fund
                                                     Franklin International Smaller Companies Growth Fund
                                                     Franklin Templeton Core Fixed Income Fund
                                                     Franklin Templeton Core Plus Fixed Income Fund
                                                     Franklin Templeton Emerging Market Debt Opportunities Fund
                                                     Franklin Templeton High Income Fund


Franklin Gold and Precious      Delaware Statutory
Metals Fund                     Trust

Franklin High Income Trust      Delaware Statutory   Franklin High Income Fund
                                Trust
Franklin Investors Securities   Delaware Statutory   Franklin Adjustable U.S. Government Securities Fund
Trust                           Trust                Franklin Balanced Fund
                                                     Franklin Convertible Securities Fund
                                                     Franklin Equity Income Fund
                                                     Franklin Floating Rate Daily Access Fund
                                                     Franklin Limited Maturity U.S. Govt Securities Fund
                                                     Franklin Low Duration Total Return Fund
                                                     Franklin Real Return Fund
                                                     Franklin Total Return Fund


Franklin Managed Trust          Delaware Statutory   Franklin Rising Dividends Fund
                                Trust
Franklin Money Fund             Delaware Statutory
                                Trust

Franklin Municipal Securities   Delaware Statutory   Franklin California High Yield Municipal Fund
Trust                           Trust                Franklin Tennessee Municipal Bond Fund


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INVESTMENT COMPANY              ORGANIZATION         SERIES --- (IF APPLICABLE)
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Franklin Mutual Series Fund     Maryland Corporation Mutual Beacon Fund
Inc.                                                 Mutual Discovery Fund
                                                     Mutual European Fund
                                                     Mutual Financial Services Fund
                                                     Mutual Qualified Fund
                                                     Mutual Shares Fund

Franklin New York Tax-Free      Delaware Statutory
Income Fund                     Trust

Franklin New York Tax-Free      Delaware Statutory   Franklin New York Insured Tax-FreeIncome Fund
Trust                           Trust                Franklin New York Intermediate-Term Tax-Free Income Fund
                                                     Franklin New York Limited-Term Tax-Free Income Fund
                                                     Franklin New York Tax-Exempt Money Fund


Franklin Real Estate            Delaware Statutory   Franklin Real Estate Securities Fund
Securities Trust                Trust
Franklin Strategic Mortgage     Delaware Statutory
Portfolio                       Trust

Franklin Strategic Series       Delaware Statutory   Franklin Biotechnology Discovery Fund
                                Trust                Franklin Flex Cap Growth Fund
                                                     Franklin Focused Core Equity Fund
                                                     Franklin Global Communications Fund
                                                     Franklin Global Health Care Fund
                                                     Franklin Growth Opportunities Fund
                                                     Franklin Natural Resources Fund
                                                     Franklin Small-Mid Cap Growth Fund
                                                     Franklin Small Cap Growth Fund
                                                     Franklin Strategic Income Fund
                                                     Franklin Technology Fund
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INVESTMENT COMPANY              ORGANIZATION         SERIES --- (IF APPLICABLE)

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Franklin Tax-Exempt Money Fund  Delaware Statutory
                                Trust

Franklin Tax-Free Trust         Delaware Statutory   Franklin Alabama Tax-Free Income Fund
                                Trust                Franklin Arizona Tax-Free Income Fund
                                                     Franklin Colorado Tax-Free Income Fund
                                                     Franklin Connecticut Tax-Free Income Fund
                                                     Franklin Double Tax-Free Income Fund
                                                     Franklin Federal Intermediate-Term Tax-Free Income Fund
                                                     Franklin Federal Limited-Term Tax-Free Income Fund
                                                     Franklin Florida Insured Tax-Free Income Fund
                                                     Franklin Florida Tax-Free Income Fund
                                                     Franklin Georgia Tax-Free Income Fund
                                                     Franklin High Yield Tax-Free Income Fund
                                                     Franklin Insured Tax-Free Income Fund
                                                     Franklin Kentucky Tax-Free Income Fund
                                                     Franklin Louisiana Tax-Free Income Fund
                                                     Franklin Maryland Tax-Free Income Fund
                                                     Franklin Massachusetts Insured Tax-Free Income Fund
                                                     Franklin Michigan Insured Tax-Free Income Fund
                                                     Franklin Minnesota Insured Tax-Free Income Fund
                                                     Franklin Missouri Tax-Free Income Fund
                                                     Franklin New Jersey Tax-Free Income Fund
                                                     Franklin North Carolina Tax-Free Income Fund
                                                     Franklin Ohio Insured Tax-Free Income Fund
                                                     Franklin Oregon Tax-Free Income Fund
                                                     Franklin Pennsylvania Tax-Free Income Fund
                                                     Franklin Virginia Tax-Free Income Fund

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INVESTMENT COMPANY              ORGANIZATION         SERIES --- (IF APPLICABLE)

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Franklin Templeton Fund         Delaware Statutory   Franklin Templeton Conservative Target Fund
Allocator Series                Trust                Franklin Templeton Corefolio Allocation Fund
                                                     Franklin Templeton Founding Funds Allocation Fund
                                                     Franklin Templeton Growth Target Fund
                                                     Franklin Templeton Moderate Target Fund
                                                     Franklin Templeton Perspectives Allocation Fund
                                                     Franklin Templeton 2015 Retirement Target Fund
                                                     Franklin Templeton 2025 Retirement Target Fund
                                                     Franklin Templeton 2035 Retirement Target Fund
                                                     Franklin Templeton 2045 Retirement Target Fund


Franklin Templeton              Delaware Statutory   Franklin India Growth Fund
International Trust             Trust

Franklin Templeton Money Fund   Delaware Statutory   Franklin Templeton Money Fund
Trust                           Trust
Franklin Templeton Variable     Delaware Statutory   Franklin Flex Cap Growth Securities Fund
Insurance Products Trust        Trust                Franklin Global Communications Securities Fund
                                                     Franklin Global Real Estate Securities Fund
                                                     Franklin Growth and Income Securities Fund
                                                     Franklin High Income Securities Fund
                                                     Franklin Income Securities Fund
                                                     Franklin Large Cap Growth Securities Fund
                                                     Franklin Large Cap Value Securities Fund
                                                     Franklin Money Market Fund
                                                     FranklinRising Dividends Securities Fund
                                                     Franklin Small-Mid Cap Growth Securities Fund
                                                     Franklin Small Cap Value Securities Fund
                                                     Franklin Strategic Income Securities Fund
                                                     Franklin Templeton VIP Founding Funds Allocation Fund
                                                     Franklin U.S. Government Fund
                                                     Franklin Zero Coupon Fund - 2010

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INVESTMENT COMPANY              ORGANIZATION         SERIES --- (IF APPLICABLE)

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Franklin Templeton Variable                          Mutual Discovery Securities Fund
Insurance Products Trust                             Mutual Shares Securities Fund
(CONTINUED)                                          Templeton Global Income Securities Fund

Franklin Value Investors Trust  Massachusetts        Franklin All Cap Value Fund
                                Business Trust       Franklin Balance Sheet Investment Fund
                                                     Franklin Large Cap Value Fund
                                                     Franklin MicroCap Value Fund
                                                     Franklin MidCap Value Fund
                                                     Franklin Small Cap Value Fund


Institutional Fiduciary Trust   Delaware Statutory   Franklin Cash Reserves Fund
                                Trust                Money Market Portfolio

The Money Market Portfolios     Delaware Statutory   The Money Market Portfolio
                                Trust
Templeton Global Investment     Delaware Statutory   Templeton Income Fund
Trust                           Trust

Templeton Income Trust          Delaware Statutory   Templeton International Bond Fund
                                Trust
CLOSED END FUNDS:

Franklin Mutual Recovery Fund   Delaware Statutory
                                Trust

Franklin Templeton Limited      Delaware Statutory
Duration Income Trust           Trust

Franklin Universal Trust        Massachusetts
                                Business Trust
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